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                          SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549

                            ---------------------------

                                      Form 8-K

                                   CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): October 29, 1999


                            AAMES FINANCIAL CORPORATION
               (Exact name of Registrant as Specified in Its Charter)


        DELAWARE                     0-19604                    95-340340
(State or Other Jurisdiction       (Commission              (IRS Employer
     of Incorporation)             File Number)             Identification No.)



                         350 South Grand Avenue, 52nd Floor
                           Los Angeles, California 90071
                      (Address of Principal Executive Offices)



                                  (323) 210-5000
                ----------------------------------------------------
                (Registrant's Telephone Number, Including Area Code)


                                        NA
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.   OTHER EVENTS

On October 29, 1999, the Company's wholly-owned subsidiary, Aames Capital Corporation ("ACC") entered into a Master Loan and Security Agreement with Morgan Stanley Mortgage Capital, Inc. (the "Warehouse Agreement") a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.37. The Warehouse Agreement provides a revolving committed credit facility of up to $250,000,000 to ACC to fund the origination and purchase of mortgage loans. The Warehouse Agreement expires on October 27, 2000 and is subject to representations, warranties and covenants (including periodic financial covenants) which are similar to the Company's other warehouse and repurchase facilities.

On December 1, 1999, the Company entered into an amendment (the "Greenwich Amendment") to the Guaranty (the "Greenwich Guaranty") made by the Company in favor of Greenwich Capital Financial Products, Inc. ("Greenwich") in connection with the Master Loan and Security Agreement between Greenwich and ACC. A copy of the Greenwich Amendment is attached to this Current Report on Form 8-K as Exhibit 10.27(g). The Greenwich Amendment changed to February 1, 2000, the date when the liquidity requirement of the Greenwich Guaranty, as defined in the Greenwich Guaranty (the "Greenwich Liquidity Requirement"), increases from $5,000,000 to $15,000,000.

On December 29, 1999, ACC and the Company entered into an amendment (the "Bank of America Amendment") of its revolving repurchase facility (the "Repurchase Agreement") and related guaranty (the "Bank of America Guaranty") with Bank of America, N.A., a national banking association ("Bank of America"), a copy of which is attached to this Current Report on Form 8-K as
Exhibit 10.28(e). The Bank of America Amendment changed: (i) to January 31, 2000 the date when the liquidity requirement of the Repurchase Agreement and Bank of America Guaranty, as defined in the Repurchase Agreement (the "Bank of America Liquidity Requirement"), increases from $5 million to $15 million;
(ii) the termination date of the Repurchase Agreement to February 29, 2000, and; (iii) the aggregate purchase price limit of the Repurchase Agreement to $150,000,000.

The Company required the Greenwich Amendment and the Bank of America Amendment because the Company believed it would not meet the Greenwich Liquidity Requirement or the Bank of America Liquidity Requirement on December 31, 1999. There can be no assurance that the Company can meet the Greenwich Liquidity Requirement or the Bank of America Liquidity Requirement at February 1, 2000 or January 31, 2000, respectively, or that, if the Company does not meet those requirements at February 1, 2000 or January 31, 2000, either Greenwich or Bank of America will amend their requirements at that time.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS

     10.27(g) Amendment No. 3 to Guaranty, dated as of December 1, 1999, between Aames Financial Corporation and Greenwich Capital Financial Products, Inc.

     10.28(e) Third Amendment to Master Repurchase Agreement and Guaranty, dated as of December 29, 1999, between Aames Capital Corporation, Aames Financial Corporation and Bank of America, N.A.

     10.37 Master Loan and Security Agreement, dated as of October 29, 1999, between Aames Capital Corporation and Morgan Stanley Mortgage Capital, Inc.

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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                              AAMES FINANCIAL CORPORATION


Dated:  January 12, 2000           By:   /s/ John F. Madden, Jr.
                                         ----------------------------
                                         John F. Madden, Jr.
                                         Assistant Secretary



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                                   EXHIBIT INDEX


EXHIBIT NO.              DESCRIPTION OF EXHIBIT

10.27(g) Amendment No. 3 to Guaranty, dated as of December 1, 1999, between Aames Financial Corporation and Greenwich Capital Financial Products, Inc.

10.28(e) Third Amendment to Master Repurchase Agreement and Guaranty, dated as of December 29, 1999, between Aames Capital Corporation, Aames Financial Corporation and Bank of America, N.A.

10.37 Master Loan and Security Agreement, dated as of October 29, 1999, between Aames Capital Corporation and Morgan Stanley Mortgage Capital, Inc.


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